                          PRINCIPAL PROTECTION FUNDS

                              SEMI-ANNUAL REPORT


                               IAI Reserve Fund
                             IAI Money Market Fund


                                 July 31, 1995
                                  (unaudited)



                                  [IAI LOGO]

                                [GLOBE ARTWORK]

                               Table of Contents
                               -----------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]


                              Semi-Annual Report
                                 July 31, 1995
                                  (unaudited)

Chairman's Letter ...................................2
Fund Manager's Reviews
    IAI Reserve Fund ................................5
    IAI Money Market Fund ...........................7
Fund Portfolios
    IAI Reserve Fund ...............................10
    IAI Money Market Fund ..........................13
Notes to Fund Portfolios ...........................15
Statements of Assets and Liabilities ...............16
Statements of Operations ...........................17
Statements of Changes in Net Assets ................18
Financial Highlights
    IAI Reserve Fund ...............................20
    IAI Money Market Fund ..........................21
Notes to Financial Statements ......................22
IAI Mutual Fund Family .............................26
Distributor, Adviser, Custodian,
Legal Counsel, Independent Auditors,
Directors ...........................Inside Back Cover

                               Chairman's Letter
                               -----------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]


New Perspective on Fixed-Income Investing

[Photo of Noel P. Rahn, Chairman]

Recently, the Chairman of the Securities and Exchange Commission, Arthur Levitt, said he believes "the mutual fund industry will come to be regarded among the greatest financial innovations of the modern era."

The facts and figures, and the demographic trends, would seem to back him up. In 1980, mutual fund assets accounted for less than $100 billion. Today, fund assets total well in excess of $2 trillion. And, the fund industry trade group, the Investment Company Institute, forecasts assets will continue to grow to between $3.5 to $5 trillion before the end of the 1990s.

Also, individuals have become more involved with investing. For several years, companies have been phasing out the traditional defined benefit retirement plans and creating defined contributions plans which shift investment responsibility to the wage-earners. In addition, employees have increasingly taken advantage of saving and investing before-tax dollars in employer sponsored 401(k) plans.

The fact is that mutual funds have thrived and should continue to thrive because they serve real and important needs of the majority of Americans. In addition, demographic trends favor the on-going growth of funds, as the large population bulge known as the "baby boomers," with longer life expectancies than their parents, continues to age and require more wealth accumulation for retirement.

Mutual funds provide two important benefits: instant diversification and professional management. And they are responsive to individual investors, enabling them to invest in practically any type of asset available. Mutual funds now even make it possible for investors to follow different strategies such as growth investing or value investing, or to adjust their investments to match the different stages of their lives using lifestyle strategy funds.

With the expansion in the number of funds available to more than 6,000, some investors have found selecting a good fund more confusing than ever. However, we believe the industry has plenty of room to grow more. As for selecting appropriate funds, individual investors can be well served investing with a mutual fund family which offers a good diversity of well established funds with good track records, including a selection of large-, mid-, and small-cap equity funds as well as established international funds and a diversified group of fixed income funds. And, as competition has increased in the fund industry, making shareholder service more important than ever, we remain committed to providing you with the best service in the business.

                               Chairman's Letter
                               -----------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]


Economic Outlook

Larry Hill, IAI's Chief Investment Officer, provides his economic outlook below, as published recently in the Adviser.

The myth of an economic soft landing is an attractive idea--growth strong enough to create new jobs and keep the economy moving forward, and yet slow enough to prevent inflationary pressures from building. Unfortunately, business cycles have not been eliminated, and even when a soft landing seems imminent, it is usually just a temporary phase before moving in one of two different directions.

When the economy pauses, as it has recently in what looks like a soft landing, it is usually just a temporary phase of continuing growth or slowdown. The key to which way the economy goes after the pause lies with interest rates. Rising interest rates lead to slower economic growth, and a recession can follow. On the other hand, when interest rates fall, as they have recently, there is still plenty of financial capacity for the economy to grow. Generally, this type of pause is followed by a reacceleration of economic growth. We expect the reacceleration to occur in the second half of 1995.

While there are several factors influencing whether, and how much, interest rates rise or fall, two are key--growth and inflation.

While we anticipate an acceleration of growth, we are not looking for a robust burst of economic activity. The fourth quarter of 1994 was much stronger than the long-term trend, and typically when that happens, succeeding quarters are slower. First quarter 1995 real GDP growth was only 2.7%, and the second quarter is likely to be weaker. Looking at the second half of the year, we anticipate a recovery to about 3% growth in real GDP. With this increase in growth, we expect rising credit demands, and upward pressure on interest rates.

Inflationary pressures will also increase in the second half of 1995. Price increases have entered the economic pipeline at the producers' end, but have not yet flowed into the retail market. Consumers are very price conscious and businesses have cut costs to compete. However, at some point they will not be able to cut further, and they will be forced to pass along their higher costs. The year-over-year increase in the Consumer Price Index has already established a clear up trend, rising by 3.1% over the last 12 months. We anticipate as much as a 3.5%-4% increase in inflation on consumer prices which is higher than the consensus expectation of approximately 3%.

In addition to growth and inflation, several other factors earlier this year will influence interest rates in the months ahead. The moves in the U.S. Congress to cut expenditures and balance the budget are gathering momentum, and that has helped the U.S. bond market. However, the failure of the balanced budget amendment sparked a substantial decline in the value of the U.S. dollar. Ironically, this decline helped the U.S. bond market.

                               Chairman's Letter
                               -----------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]


As the dollar declined, compared with major currencies, foreign central banks became large buyers of U.S. bonds in their dollar-support effort which helped fuel the recent rally in the bond market. However, foreign governments are not economic buyers, and if the dollar stabilizes or strengthens, they could become large sellers which could adversely impact U.S. bond prices. Furthermore, cash flows into bond mutual funds have been a negative for bonds indicating continuing weak demand from individual investors.

Both bonds and stocks have recently been appreciating together which is very unusual for this latter stage of the cycle. This kind of market behavior is more typical of the period immediately following a recession, when the Federal Reserve Board (the Fed) is lowering interest rates and profit growth is accelerating. The stock market, like the bond market, is also overextended, and there is a cyclical risk of a relatively strong pullback which could be triggered by the fear of decelerating earnings.

The larger economic picture is still very positive for financial assets and should continue over the long term. However, economic cycles still dominate financial markets, and the current cycle has not yet ended.

We do not anticipate a recession this year. Typically, rates rise into a recession, and they have been declining during the first half of the year. Those lower rates will fuel a new burst of economic activity and higher consumer prices, both of which will put upward pressure on interest rates.

Thus, we are cautious on both bonds and stocks for the second half of this year. The equity market appears to be more overextended than the bond market, although both are running well above their average total return trends. We believe the high rates of return earned in the first half are not sustainable for the full year.

The Fed has been holding short-term rates steady; however, higher growth and inflation will begin to push market interest rates up. We believe the Fed is falling behind the trend toward higher prices, and will be forced to raise interest rates again as the inflation rate increases later this year.

Strategically, we would remain cautious now, and average in new investments on significant pullbacks. The conservative investment virtues of patience and discipline are those most likely to be rewarded during the remainder of the year.

Please read the Fund Manager's Reviews, which follow this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                             Fund Manager's Review
                             ---------------------
                                IAI Reserve Fund
                                [GLOBE ARTWORK]

                                                                IAI Reserve Fund

Fund Objectives

The Fund's investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. The Fund pursues its objectives primarily through investment in a diversified portfolio of investment grade bonds and other debt securities of similar quality.

Fund Positioning for the Past Six Months

During the last six months, the IAI Reserve Fund has continued to pursue its mandate of providing stability. The Fund has benefited from the broad bond market rally during the first half of 1995, earning a total return of 3.42% for the six months ended July 31.

Due largely to market optimism regarding the prospect for lower inflation, interest rates declined during the first half of the year, culminating in the Federal Reserve Board's cut in official rates in early July. However, we are concerned that the recent economic slowdown and inflation abatement may only be due to a temporary pause in economic growth. Such a pause in growth is typical of the later phase of economic expansion. In this circumstance, renewed growth may produce inflation pressure quickly.

The Reserve Fund has three primary components to strategy implementation: adjusting the Fund's sensitivity to interest rate changes, managing the mix of maturities held, and determining the exposure to different market sectors. During the last six months, we have maintained a neutral to short average duration (interest rate sensitivity) for the Fund. The maturity structure of the portfolio reflects a bias toward a combination of very short term cash equivalents with selected 2-5 year securities.

During the period, Fund holdings have emphasized sectors which offer a yield advantage to U.S. government securities. We continue to favor asset-backed securities and short-maturity corporate issues. AAA-rated asset-backed securities offer liquidity and high credit quality at attractive yields. Selected corporate bonds offer strong risk-adjusted value due to continued strong business cash flows and profitability. As a result of these sector opportunities, government securities currently comprise a smaller proportion of the Fund's portfolio than we have held in several years.

The average credit quality of fund holdings is currently AA, and no securities are rated below investment grade.

Fund Positioning Going Forward

It appears as though the economy will recover from the sub-2% level of the first half and expand at a 2-3% rate for 1995. The Consumer Price Index (CPI) will most likely rise by 3-3 1/2% for the year, and job growth is poised to resume later this year. The acceleration in both money supply and credit will promote stronger economic growth and may produce inflationary pressures. Given such an environment, the Federal Reserve will likely pursue a relatively stable policy until the direction of the economy becomes more clear.

We will continue to search for attractive opportunities to add value through specific security selection, as many such opportunities currently are available. Portfolio structure will reflect our concern regarding the cyclical risks of high employment and capacity utilization and the resulting potential for inflation and interest rate pressures. Over the longer term, however, strong secular forces remain in place which will ultimately contain inflation and interest rates.


/s/ Timothy A. Palmer

Timothy A. Palmer, CFA
Fund Manager



[Photo of Timothy A. Palmer, CFA
IAI Reserve Fund Manager]

"Strong secular forces remain in place which will ultimately contain inflation and interest rates."

                             Fund Manager's Review
                             ---------------------
                                IAI Reserve Fund
                                [GLOBE ARTWORK]


IAI Reserve Fund

Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Reserve Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate so that, when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.


Credit Rating
% of Portfolio as of 7/31/95

U.S. Gov't and
Gov't Agency ....................12%
AAA .............................28%
AA ..............................42%
A ................................6%
BAA .............................12%
Non-Rated .......................--
Non-Investment
Grade ...........................--

Value of $10,000 Investment+
                             [CHART APPEARS HERE]


Average Annual Returns+
Through 7/31/95

                              Six Months                       Since Inception
                            ended 7/31/95*  1 year    5 years      1/31/86
===============================================================================
IAI Reserve Fund                3.42%       5.72%     5.00%        5.92%
-------------------------------------------------------------------------------
Salomon Brothers One Year
Treasury Bill Index             4.19%       6.52%     5.84%        6.68%**

+  Past performance is not predictive of future performance
*  Not Annualized
** As of 2/1/86

Sectors
% of Portfolio as of 7/31/95
                             [CHART APPEARS HERE]

Effective Maturity
% of Portfolio as of 7/31/95
                             [CHART APPEARS HERE]

                             Fund Manager's Review
                             ---------------------
                             IAI Money Market Fund
                                [GLOBE ARTWORK]

                                                         IAI Money Market Fund

Fund Objective

The Fund's objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. The Fund's goal is to maintain a stable share price of $1.00.

The Fund pursues its objective by investing in a variety of high quality money market securities, including the following:
 .  U.S. Treasury Bills
 .  U.S. Government short-term notes
 .  CDs issued by large banks
 .  Commercial paper issued by large corporations
 .  Repurchase agreements

Fund Positioning for the Past Six Months

The money market saw considerable moves and a shift in direction over the last six months. In early February, the Federal Reserve again raised short-term rates 1/2%, amid concerns of higher inflation. However, by early July, the Fed had reversed course deeming successful its sharp rate hikes of the previous year, and lowered official rates 1/4%.

During much of the period, the average maturity of your Fund's holdings has remained relatively short, as money market securities of longer maturities have provided little additional yield in return for extending maturity. As of July 31, the Fund's average maturity was 14 days.

The Fund is structured to provide a high degree of liquidity, with a large percentage of the portfolio maturing within a few days. The remaining holdings are of only moderately longer maturity. Despite the recent drop in short-term interest rates, the real rate of return for the Fund (the yield minus the current inflation rate) continues to be positive.

The average credit quality of the Fund remains very high as we continue to emphasize government securities and top-tier commercial paper. Currently more than half of the Fund is invested in United States government securities, which provide both liquidity and credit-risk safety for the Fund. Our commitment to this portion of the portfolio will vary depending on the liquidity needs of the Fund, investor cash flows, and new opportunities that may arise in the market. All of the commercial holdings are issued by high quality corporations and are rated tier one for credit quality.

Fund Positioning Going Forward

Short-term interest rates are likely entering a period of relative stability as the Federal Reserve assesses the inflationary landscape and the impact of economic growth. The economy is likely to pick up steam into the second half of the year, which may give the Fed pause in considering further cuts.

During the remainder of 1995, we will continue to seek opportunities to add value to the portfolio, always keeping in mind safety and liquidity of your funds.



/s/ Timothy A. Palmer

Timothy A. Palmer, CFA
Fund Manager


[Photo of Timothy A. Palmer, CFA
IAI Money Market Fund Manager]

"Despite the recent drop in short-term interest rates, the real rate of return for the Fund continues to be positive."

                             Fund Manager's Review
                             ---------------------
                             IAI Money Market Fund
                                [GLOBE ARTWORK]


IAI Money Market Fund

Note to Chairman's letter & Fund Manager's Review

Performance data for the IAI Money Market Fund assumes reinvestment of all dividends. The IAI Money Market Fund is managed to maintain a stable share value of $1.00 and historically has always achieved this objective. But, unlike bank deposits and CDs, money market funds are not guaranteed, and there can be no assurance that a stable share value will be maintained. Past performance is not a guarantee of future results. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Average Annual Returns/1/+
Through 7/31/95
                                                                                                  Since
                                        Six Months/3/                                         Inception
                                        ended 7/31/95                  1 Year                    1/5/93
============================================================================================================
IAI Money Market Fund                       2.72%                        5.11%                     3.82%
------------------------------------------------------------------------------------------------------------
Lipper Money Market Instrument
Fund Average                                2.67%                        5.01%                     3.63%/2/

+    Past performance is not predictive of future performance.
/1/ Fees and expenses are currently being waived to .50% of average daily net assets.
/2/  Since 1/1/93
/3/  Not Annualized

Sectors
% of Portfolio as of 7/31/95
                             [CHART APPEARS HERE]


Effective Maturity
% of Portfolio as of 7/31/95
                             [CHART APPEARS HERE]

                     (This page intentionally left blank)

                                Fund Portfolio
                                --------------
                               IAI Reserve Fund
                                [GLOBE ARTWORK]


                                July  31, 1995
         (percentage figures indicate percentage of total net assets)
                                  (unaudited)



U.S. Government Obligations -- 0.8%

                                                                            Principal       Market
                                                    Rate      Maturity      Amount          Value(a)
-------------------------------------------------------------------------------------------------------
U.S. Treasury Bill -- 0.8%
                                                    6.89%     02/08/96      $  600,000(b)   $  583,033
=======================================================================================================
Total Investments in U.S. Government Obligations
(Cost: $579,770) .........................................................................  $  583,033

U.S. Government Agency Securities -- 11.4%

                                                                            Principal       Market
                                                    Rate      Maturity      Amount          Value(a)
-------------------------------------------------------------------------------------------------------
Federal Home Loan Bank -- 6.5%
Federal Home Loan Bank (discount note)              5.75%     08/01/95      $5,000,000      $5,000,000
=======================================================================================================
Government National Mortgage
Association -- 4.9%
Government National Mortgage Association            9.00%     12/15/09       3,606,248       3,806,828
=======================================================================================================
Total Investments in U.S. Government Agency Securities
(Cost: $8,829,385) .......................................................................  $8,806,828

             See accompanying Notes to Fund Portfolios on page 15

                                Fund Portfolio
                                --------------
                               IAI Reserve Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

Corporate Bonds -- 23.2%

                                                                             Principal      Market
                                                        Rate      Maturity    Amount       Value(a)
====================================================================================================
Financial Services -- 11.9%
GE Capital (medium-term note)                           5.83%(c)  07/21/97  $ 4,000,000  $ 3,994,480
Salomon (medium-term note)                              5.32%     09/16/96    3,200,000    3,154,400
USF&G                                                   7.00%     05/15/98    2,000,000    2,012,060
                                                                                         -----------
                                                                                           9,160,940
----------------------------------------------------------------------------------------------------
Industrial -- 6.2%
American Home Products                                  7.70%     02/15/00    2,700,000    2,809,728
RJR Nabisco (medium-term note)                          6.25%     01/31/97    2,000,000    1,990,880
                                                                                         -----------
                                                                                           4,800,608
----------------------------------------------------------------------------------------------------
Utilities -- 5.1%
Commonwealth Edison                                     6.00%     03/15/98    2,000,000    1,970,960
Northern Indiana Public Service                         6.38%     09/01/97    2,000,000    2,000,860
                                                                                         -----------
                                                                                           3,971,820
====================================================================================================
Total Investments in Corporate Bonds
(Cost: $17,881,151)......................................................................$17,933,368


Asset-Backed Securities -- 22.2%

                                                                             Principal      Market
                                                        Rate      Maturity    Amount       Value(a)
====================================================================================================
Auto Loan --16.8%
Banc One Auto Trust 95-A A4                             6.90%     04/15/98  $ 3,000,000  $ 3,030,000
Carco Auto Loan Master Trust 94-2 A                     7.88%     07/15/99    3,000,000    3,083,280
Ford Credit Auto Lease Trust 95-1 A2                    6.35%     10/15/98    3,000,000    3,006,540
Ford Credit Grantor Trust 94-A A                        6.35%     05/15/99    1,247,967    1,251,087
GMAC Grantor Trust 95-A A                               7.15%     03/15/00    2,557,513    2,591,324
                                                                                         -----------
                                                                                          12,962,231
----------------------------------------------------------------------------------------------------
Credit Card -- 3.3%
Chase Manhattan Credit Card Master Trust 95-2 A         6.01%(c)  08/15/01    1,500,000    1,498,590
Household Affinity Credit Card Master Trust I 94-2 A    7.00%     12/15/99    1,000,000    1,016,550
                                                                                         -----------
                                                                                           2,515,140
----------------------------------------------------------------------------------------------------
Equipment -- 2.1%
Case Equipment Loan Trust 95-A-A                        7.30%     03/15/02    1,621,532    1,645,093
====================================================================================================
Total Investments in Asset-Backed Securities
(Cost: $16,918,151)......................................................................$17,122,464

             See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                                IAI Reserve Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

Commercial Paper -- 41.0%

                                                                             Principal      Market
                                                        Rate      Maturity    Amount       Value(a)
====================================================================================================
Financial -- 21.3%
AT&T Capital                                            5.70%     08/10/95   $1,300,000  $ 1,298,147
CSW Credit                                              5.75%     08/09/95    3,000,000    2,996,167
Motorola Credit                                         5.73%     08/21/95    1,954,000    1,947,780
Pitney Bowes Credit                                     5.72%     08/04/95    3,358,000    3,356,400
University of Chicago                                   5.74%     08/18/95    4,000,000    3,989,158
Weyerhauser Mortgage                                    5.72%     08/28/95    2,900,000    2,887,559
                                                                                         -----------
                                                                                          16,475,211
----------------------------------------------------------------------------------------------------
Health Technology -- 3.9%
Pfizer (d)                                              5.68%     09/05/95    3,000,000    2,983,433
----------------------------------------------------------------------------------------------------
Industrial -- 13.2%
American Greetings                                      5.75%     08/24/95    3,600,000    3,586,775
Siemens                                                 5.95%     08/02/95    2,800,000    2,799,537
Stanley Works                                           5.73%     08/25/95    3,850,000    3,835,293
                                                                                         -----------
                                                                                          10,221,605
----------------------------------------------------------------------------------------------------
Utilities -- 2.6%
New England Power                                       5.73%     08/03/95    2,000,000    1,999,363
====================================================================================================
Total Investments in Commercial Paper
(Cost: $31,679,612)......................................................................$31,679,612
====================================================================================================
Total Investments in Securities
(Cost: $75,888,069)(e)...................................................................$76,125,305
====================================================================================================
Other Assets and Liabilities (net) -- 1.4%
 .........................................................................................$ 1,077,398
====================================================================================================
Total Net Assets
 .........................................................................................$77,202,703
====================================================================================================

              See accompanying Notes to Fund Portfolio on page 15

                                Fund Portfolio
                                --------------
                             IAI Money Market Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
         (percentage figures indicate percentage of total net assets)
                                  (unaudited)


U.S. Government Agency Securities -- 66.2%

                                                                             Principal      Market
                                                        Rate      Maturity    Amount       Value(a)
====================================================================================================
Federal Home Loan Bank -- 12.5%
Federal Home Loan Bank (discount notes)                 5.75%     08/01/95   $3,500,000  $ 3,500,000
                                                        5.83%     08/07/95      950,000      949,077
                                                                                         -----------
                                                                                           4,449,077
----------------------------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corporation -- 28.3%
Federal Home Loan Mortgage Corporation (discount notes) 5.67%     08/02/95    1,581,000    1,580,751
                                                        5.63%     08/15/95    2,700,000    2,694,089
                                                        5.66%     08/21/95    3,000,000    2,990,567
                                                        5.65%     08/24/95    2,760,000    2,750,037
                                                                                         -----------
                                                                                          10,015,444
----------------------------------------------------------------------------------------------------
Federal National
Mortgage Association -- 25.4%
Federal National Mortgage Association (discount notes)  5.83%     08/07/95    1,250,000    1,248,785
                                                        5.65%     08/11/95    2,300,000    2,296,390
                                                        5.83%     08/14/95    3,000,000    2,993,684
                                                        5.67%     08/25/95    2,455,000    2,445,720
                                                                                         -----------
                                                                                           8,984,579
====================================================================================================
Total Investments in U.S. Government Agency Securities
(Cost: $23,449,100)......................................................................$23,449,100


              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                             ---------------------
                             IAI Money Market Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

Commercial Paper -- 34.0%

                                                                   Principal     Market
                                                Rate   Maturity     Amount      Value (a)
-----------------------------------------------------------------------------------------
Financial -- 8.2%
Pitney Bowes                                    5.70%  08/04/95   $1,000,000  $   999,525
Southwestern Bell Capital                       5.70%  08/08/95      900,000      899,003
Weyerhauser Mortgage                            5.72%  08/17/95    1,000,000      997,458
                                                                              -----------
                                                                                2,895,986
-----------------------------------------------------------------------------------------
Industrial -- 16.9%
Emerson Electric                                5.65%  08/08/95    1,000,000      998,901
Motorola                                        5.71%  08/17/95    1,000,000      997,462
PHH                                             5.72%  08/22/95    1,000,000      996,663
Pepsico                                         5.93%  08/01/95    1,000,000    1,000,000
Pfizer (d)                                      5.68%  09/05/95    1,000,000      994,478
Philip Morris                                   5.71%  08/10/95    1,000,000      998,573
                                                                              -----------
                                                                                5,986,077
-----------------------------------------------------------------------------------------
Telecommunications -- 2.8%
-----------------------------------------------------------------------------------------
AT&T                                            5.67%  08/30/95    1,000,000      995,432
Utilities -- 6.1%
Duke Power                                      5.72%  08/11/95    1,150,000    1,148,173
Wisconsin Electric Fuel                         5.70%  08/21/95    1,000,000      996,833
                                                                              -----------
                                                                                2,145,006
=========================================================================================
Total Investments in Commercial Paper
 (Cost: $12,022,501)..........................................................$12,022,501
=========================================================================================
Total Investments in Securities
 (Cost: $35,471,601)(e).......................................................$35,471,601
=========================================================================================
Other Assets and Liabilities (NET) -- (0.2%)
 ..............................................................................$   (54,806)
=========================================================================================
Total Net Assets
 ..............................................................................$35,416,795
=========================================================================================

             See accompanying Notes to Fund Portfolios on page 15

                            Notes to Fund Portfolios
                            ------------------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

                                      (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                      (b)
Security is partially pledged to cover initial margin on open futures contract (see Note 6 to the financial statements).

                                      (c)
Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1995.

                                      (d)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933. These issues may be only sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.


                                      (e)
At July 31, 1995, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

-----------------------------------------------------------------------
                                IAI Reserve Fund  IAI Money Market Fund
-----------------------------------------------------------------------
 Cost for federal tax purposes     $75,888,069         $35,471,601
                                ---------------------------------------
 Gross unrealized appreciation     $   341,147         $        --
 Gross unrealized depreciation        (103,911)                 --
                                ---------------------------------------
 Net unrealized appreciation       $   237,236         $        --
                                =======================================

                      Statements of Assets and Liabilities
                      ------------------------------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]

                                 July  31, 1995
                                  (unaudited)

                                                                        IAI          IAI Money
                                                                     Reserve Fund   Market Fund
-----------------------------------------------------------------------------------------------
Assets
Investments in securities, at market
  (Cost: $75,888,069 and $35,471,601) (see Fund Portfolios)          $76,125,305    $35,471,601
Cash in bank on demand deposit                                           394,062         61,797
Accrued interest receivable                                              707,769              -
Organization costs                                                             -         25,490
Other                                                                     24,128              -
                                                                 ------------------------------
  Total assets                                                        77,251,264     35,558,888
                                                                 ------------------------------
Liabilities
Accrued investment advisory fee                                           31,825          2,989
Accrued dividend-disbursing, administrative, and accounting fees          12,729          4,278
Other accrued expenses                                                     4,007         15,432
Dividends payable ($0.0043 per share)                                          -        119,394
                                                                 ------------------------------
  Total liabilities                                                       48,561        142,093
                                                                 ------------------------------
  Net assets applicable to outstanding capital stock                 $77,202,703    $35,416,795
                                                                 ==============================
Represented By:
Capital stock                                                        $    77,498    $   354,166
Additional paid-in capital                                            78,574,240     35,062,408
Undistributed net investment income                                      123,334              -
Accumulated net realized gains (losses)                               (1,827,380)           221
Unrealized appreciation (depreciation) on investment securities          255,011              -
                                                                 ------------------------------
  Total -- representing net assets applicable
     to outstanding capital stock                                    $77,202,703    $35,416,795
                                                                 ==============================
  Shares of capital stock outstanding; authorized 10 billion
     shares each of $.01 par value stock                               7,749,759     35,416,574
                                                                 ------------------------------
  Net asset value per share of outstanding capital stock             $      9.96    $      1.00
                                                                 ==============================

           See accompanying Notes to Financial Statements on page 22

                           Statements of Operations
                           ------------------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]

                        Six months ended July 31, 1995
                                  (unaudited)

                                                                    IAI          IAI Money
                                                                Reserve Fund    Market Fund
--------------------------------------------------------------------------------------------
Net Investment Income
  Income
    Interest                                                     $2,478,059       $844,318
                                                               -----------------------------
       Total income                                               2,478,059        844,318
                                                               -----------------------------
  Expenses
    Investment advisory fees                                        194,766         42,021
    Distribution fees                                                38,953              -
    Dividend-disbursing, administrative, and accounting fees         77,906         28,014
    Legal fees                                                            -          1,810
    Custodian fees                                                      905            310
    Amortization of organization costs                                    -          5,227
    Compensation of Directors                                         3,620          2,840
    Audit fees                                                        5,230          4,344
    Printing and shareholder reporting                                9,051          7,810
    Registration fees                                                 9,050          1,500
    Other expenses                                                    6,325          2,225
                                                               -----------------------------
       Total expenses                                               345,806         96,101
       Less fees reimbursed by Advisers or Distributor              (14,704)       (26,012)
                                                               -----------------------------
       Net expenses                                                 331,102         70,089
                                                               -----------------------------
       Net investment income                                      2,146,957        774,229
                                                               -----------------------------
Net Realized and Unrealized Gains (Losses)
  Net realized gains (losses) on:
    Investment securities                                $  71,225          $2,131
    Futures contracts                                     (594,250)              -
                                                         ---------          ------
                                                                   (523,025)         2,131
  Net change in unrealized appreciation or depreciation on:
    Investment securities                                $ 958,280          $    -
    Futures contracts                                       17,775               -
                                                         ---------          ------
                                                                    976,055              -
                                                               -----------------------------
       Net gain (loss) on investments                               453,030          2,131
                                                               -----------------------------
       Net increase in net assets resulting
          from operations                                        $2,599,987       $776,360
                                                               -----------------------------

           See accompanying Notes to Financial Statements on page 22

                      Statements of Changes in Net Assets
                      -----------------------------------
                    IAI Reserve Fund, IAI Money Market Fund
                                [GLOBE ARTWORK]

------------------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment income
  Net realized gains (losses)
  Net change in unrealized appreciation or depreciation          -----------------------------------------------------------------
       Net increase in net assets resulting from operations      -----------------------------------------------------------------

Distributions to Shareholders From:
  Net investment income                                          -----------------------------------------------------------------
       Total distributions                                       -----------------------------------------------------------------

Capital Share Transactions (Note 4)
  Net proceeds from sale of shares
  Net asset value of shares issued to shareholders in
       reinvestment of distributions
  Cost of shares redeemed
       Increase (decrease) in net assets from capital share
           transactions                                          -----------------------------------------------------------------
       Total increase (decrease) in net assets                   -----------------------------------------------------------------


Net assets at beginning of period                                -----------------------------------------------------------------

Net assets at end of period
  (including undistributed net investment income
       of $123,334 and $33,609 for Reserve Fund)                -----------------------------------------------------------------

18

                                 IAI Reserve Fund                              IAI Money Market Fund
                   Six months ended   Period from April 1, 1994     Six months ended   Period from April 1, 1994
                   July 31, 1995      to January 31, 1995           July 31, 1995      to January 31, 1995
                   ---------------------------------------------------------------------------------------------
                     (unaudited)                                      (unaudited)
                    $  2,146,957         $   3,333,740               $     774,229          $     886,997
                        (523,025)             (570,786)                      2,131                  3,441
                         976,055              (124,030)                         --                     --
                   ---------------------------------------------------------------------------------------------
                       2,599,987             2,638,924                     776,360                890,438
                   ---------------------------------------------------------------------------------------------


                      (2,057,232)           (3,406,637)                   (774,229)              (886,997)
                   ---------------------------------------------------------------------------------------------
                      (2,057,232)           (3,406,637)                   (774,229)              (886,997)
                   ---------------------------------------------------------------------------------------------


                      65,800,527           121,503,576                 166,436,952            130,873,884

                       2,025,983             3,357,074                   1,197,780                793,295
                     (68,439,691)         (145,633,109)               (165,394,851)          (128,283,703)
                   ---------------------------------------------------------------------------------------------
                        (613,181)          (20,772,459)                  2,239,881              3,383,476
                   ---------------------------------------------------------------------------------------------
                         (70,426)          (21,540,172)                  2,242,012              3,386,917

                      77,273,129            98,813,301                  33,174,783             29,787,866
                   ---------------------------------------------------------------------------------------------
                    $ 77,202,703         $  77,273,129               $  35,416,795          $  33,174,783
                   =============================================================================================

           See accompanying Notes to Financial Statements on page 22

                             Financial Highlights
                             --------------------
                               IAI Reserve Fund

                                [GLOBE ARTWORK]


Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

                                                                Period from                  Years Ended March 31,
                                         Six months ended      April 1, 1994      -------------------------------------------
                                           July 31, 1995    to January 31, 1995      1994      1993         1992        1991
=============================================================================================================================
Net Asset Value                           (unaudited)
  Beginning of period                         $  9.89             $  9.98         $ 10.10   $ 10.16     $  10.17    $  10.08
                                          -----------------------------------------------------------------------------------

Operations
  Net investment income                           .28                 .40             .39       .36          .57         .72
  Net realized and unrealized
   gains (losses)                                 .05                (.08)           (.13)      .02          .08         .10
                                          -----------------------------------------------------------------------------------
    Total from operations                         .33                 .32             .26       .38          .65         .82
                                          -----------------------------------------------------------------------------------

Distributions to Shareholders From:
  Net investment income                          (.26)               (.41)           (.37)     (.36)        (.58)       (.73)
  Net realized gains                               --                  --            (.01)     (.08)        (.08)         --
                                          -----------------------------------------------------------------------------------
    Total distributions                          (.26)               (.41)           (.38)     (.44)        (.66)       (.73)
                                          -----------------------------------------------------------------------------------

Net Asset Value
  End of period                               $  9.96             $  9.89         $  9.98   $ 10.10     $  10.16    $  10.17
                                          ===================================================================================

Total investment return*                         3.42%               3.21%           2.60%     3.81%        6.54%       8.49%

Net assets at end of period
  (000's omitted)                             $77,203             $77,273         $98,813   $82,085     $108,373    $104,300

Ratios
  Expenses to average net assets                  .85%**              .85%**          .85%      .85%         .85%        .85%
  Net investment income to
    average net assets                           5.51%**             4.77%**         3.95%     3.49%        5.63%       7.09%
  Portfolio turnover rate                       126.6%              170.0%          235.0%    538.7%       218.1%       87.0%
    (excluding short-term securities)

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value. Not annualized
** Annualized

                              Financial Highlights
                              --------------------

                             IAI Money Market Fund

                                [Globe Artwork]

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:



                                                                      Period from                           Period from
                                               Six months ended      April 1, 1994        Year Ended     January 5, 1993***
                                                 July 31, 1995    to January 31, 1995   March 31, 1994    to March 31, 1993
---------------------------------------------------------------------------------------------------------------------------
                                                  (unaudited)
Net Asset Value
  Beginning of period                                  $   1.00              $   1.00          $  1.00             $   1.00
                                               ----------------------------------------------------------------------------

Operations
  Net investment income                                     .03                   .03              .03                  .01
                                               ----------------------------------------------------------------------------
     Total from operations                                  .03                   .03              .03                  .01
                                               ----------------------------------------------------------------------------

Distributions to Shareholders From:
  Net investment income                                    (.03)                 (.03)            (.03)                (.01)
                                               ----------------------------------------------------------------------------
     Total distributions                                   (.03)                 (.03)            (.03)                (.01)
                                               ----------------------------------------------------------------------------

Net Asset Value
  End of period                                        $   1.00              $   1.00          $  1.00             $   1.00
                                               ----------------------------------------------------------------------------

Total investment return*                                   2.72%                 3.47%            2.88%                2.85%**
Net assets at end of period (000's omitted)            $ 35,417              $ 33,175          $29,788             $ 25,877

Ratios
  Expenses to average daily net assets****               .50%**                .50%**              .45%                 .29%**
  Net investment income to average daily
    net assets****                                      5.48%**               4.12%**             2.73%                2.96%**

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value. Not annualized except as indicated

**    Annualized

***   Commencement of operations

**** The Fund's adviser voluntarily waived $26,012, $81,895, $147,924 and $18,494 in expenses for the six months ended July 31, 1995, the period ended January 31, 1995, the year ended March 31, 1994, and the period ended March 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been .68%, .88%, .88% and .69%, respectively, and the ratio of net investment income to average daily net assets would have been 5.30%, 3.74%, 2.30% and 2.56%, respectively.

                         Notes to Financial Statements

                    IAI Reserve Fund, IAI Money Market Fund

                                [Globe Artwork]

                                 July  31, 1995
                                  (unaudited)

[1]  Summary of Significant Accounting Policies

IAI Investment Funds V, Inc. and IAI Investment Funds VI, Inc. are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Reserve Fund (Reserve Fund) is a separate portfolio of IAI Investment Funds V, Inc. IAI Money Market Fund (Money Market
Fund) is a separate portfolio of IAI Investment Funds VI, Inc. This report covers only the Reserve Fund and Money Market Fund (The Funds).

On November 9, 1994, the Board of Directors elected to change the fiscal year end of the Funds from March 31 to January 31. Accordingly, these financial statements include the ten-month period from April 1, 1994 to January 31, 1995. Significant accounting policies followed by the Funds are summarized below:

Security Valuation

The values of debt securities for Reserve Fund are determined using pricing services or prices quoted by independent brokers. Short-term securities with a maturity of 60 days or less from the date of purchase are valued at amortized cost. Short-term securities with a maturity greater than 60 days from the date of purchase are marked-to-market on a daily basis.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral, including accrued interest, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization of the collateral may be delayed or limited.

Futures Contracts

In order to increase exposure to and hedge against changes in the market, Reserve Fund may buy and sell futures contracts. The risks of entering into futures contracts include the possibility that changes in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts are valued at the settlement price of the exchange on which they are traded.

Upon entering into a futures contract, Reserve Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains and losses. The variation margin is paid or received in cash daily by Reserve Fund. Reserve Fund realizes a gain or loss when the contract is closed or expires.

Foreign Currency Translations and Foreign Currency Contracts

Reserve Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation). Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

Reserve Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market

                         Notes to Financial Statements

                    IAI Reserve Fund, IAI Money Market Fund

                                [Globe Artwork]

                                 July  31, 1995
                                  (unaudited)

[1]  Summary of Significant Accounting Policies (cont.)

prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reserve Fund may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by Reserve Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. Reserve Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes, Reserve Fund has a capital loss carryover of approximately $1,144,000, at January 31, 1995 which, if not offset by subsequent capital gains, will expire in 2002. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

Security Transactions and Investment Income

The Funds record security transactions on trade date, the date the securities are purchased or sold. Interest income is accrued daily. Reserve Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. For Money Market Fund, discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Distributions to Shareholders

Distributions to Reserve Fund shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid monthly. For Money Market Fund, distributions from net investment income are declared daily and paid on the first business day of the following month. Capital gains for the Funds, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

Organization Costs

Organization costs are being amortized over 60 months on a straight-line basis.

                         Notes to Financial Statements



                    IAI Reserve Fund, IAI Money Market Fund

                                [Globe Artwork]

                                 July  31, 1995
                                  (unaudited)

[2] Commitments and Contingencies

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

Reserve Fund and Money Market Fund have available a $15,000,000 and $7,150,000 respectively, line of credit with a bank at prime interest rates. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at July 31, 1995. To the extent funds are drawn against the line, securities are held in a segregated account.


[3] Fees and Expenses

Under the terms of an investment advisory agreement, the Funds pay Investment Advisers, Inc. (Advisers) a monthly management fee computed at an annual rate of
 .50% of the average month-end net asset value for Reserve Fund and .30% of average daily net assets for Money Market Fund.

Each Fund also pays an annual fee to Advisers for acting as the Fund's dividend-disbursing, administrative, and accounting services agent. The fee is computed monthly on the average month-end net assets for Reserve Fund and average daily net assets for Money Market Fund at an annual rate of .20%.

Reserve Fund has adopted a plan of distribution with IAI Securities, Inc. (Distributor), the Fund's distributor. Under the Plan, Reserve Fund pays Distributor a monthly fee to cover expenses incurred in the distribution and promotion of Reserve Fund's shares. The fee is equal to an annual rate of .10% of Reserve Fund's average month-end net assets.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, each Fund is responsible for paying its operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor have agreed to reimburse Reserve Fund to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceed, on an annual basis, .85% of average month-end net assets.

Additionally, since July 1, 1993, Advisers has voluntarily agreed to waive expenses for Money Market Fund in excess of .50% of average daily net assets.

                         Notes to Financial Statements
                         -----------------------------
                    IAI Reserve Fund, IAI Money Market Fund

                                [GLOBE ARTWORK]

                                 July  31, 1995
                                  (unaudited)

[4] Capital Stock

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the period ended July 31, 1995, and the period ended January 31, 1995 were as follows:

                                                     IAI Reserve Fund                        IAI Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                        Six months ended   Period from April 1, 1994   Six months ended   Period from April 1, 1994
                                          July 31, 1995        to January 31, 1995       July 31, 1995       to January 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                         6,604,152             12,212,854             166,437,173              130,873,884
Issued for reinvested distributions            203,667                338,618               1,197,779                  793,295
Redeemed                                    (6,870,378)           (14,636,560)           (165,394,850)            (128,283,703)
                                        -------------------------------------------------------------------------------------------
Increase (decrease) in shares
 outstanding                                   (62,559)            (2,085,088)              2,240,102                3,383,476
                                        ===========================================================================================

[5] Purchases and Sales of Securities

For the period ended July 31, 1995, purchases of securities and sales proceeds for the Funds were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Purchases                                             Sales
-----------------------------------------------------------------------------------------------------------------------------------
IAI Reserve Fund                                  $537,299,219                                       $540,063,771
IAI Money Market Fund                             $428,287,980                                       $426,927,698

[6] Open Futures Contracts


The financial futures contracts shown below were open in Reserve Fund as of July 31, 1995. The market value of securities deposited to cover initial margin requirements for the open positions at July 31, 1995 was $145,758.

                                             Futures
----------------------------------------------------------------------------------------------------------
                                        Number of      Expiration                   Market      Unrealized
      Fund                 Type         Contracts        Month         Position      Value          Gain
----------------------------------------------------------------------------------------------------------
IAI Reserve Fund    90 Day Euro Dollar      10      September 1995      Short      $2,356,000      $ 4,175
                    U.S. Treasury Note      20      September 1995      Short       2,133,437       13,600
                                                                                   -----------------------
                                                                                    $4,489,437     $17,775
                                                                                   =======================

                             IAI Mutual Fund Family

                    IAI Reserve Fund, IAI Money Market Fund

                                [Globe Artwork]

To diversify your portfolio, please consider all of the mutual funds in our fund family

                                                     Secondary
IAI Fund                     Primary Objective       Objective             Portfolio Composition
___________________________________________________________________________________________________________________________________
IAI Developing               Capital Appreciation        --                Equity securities of companies in developing
Countries Fund                                                             countries
___________________________________________________________________________________________________________________________________

IAI International Fund       Capital Appreciation    Income                Equity securities of non-U.S. companies
___________________________________________________________________________________________________________________________________

IAI Emerging Growth Fund     Capital Appreciation        --                Common stocks of small to medium-sized emerging growth
                                                                           companies
___________________________________________________________________________________________________________________________________

IAI Midcap Growth Fund       Capital Appreciation        --                Common stocks of medium-sized growth companies
___________________________________________________________________________________________________________________________________

IAI Regional Fund            Capital Appreciation        --                Common stocks of Upper Midwest companies
___________________________________________________________________________________________________________________________________

IAI Growth Fund              Capital Appreciation        --                Common stocks with potential for above-average growth
                                                                           and appreciation
___________________________________________________________________________________________________________________________________

IAI Value Fund               Capital Appreciation        --                Common stocks which are considered to be undervalued
___________________________________________________________________________________________________________________________________

IAI Growth & Income Fund     Capital Appreciation    Income                Common stocks with potential for long-term appreciation,
                                                                           and common stocks that are expected to produce income
___________________________________________________________________________________________________________________________________

IAI Balanced Fund            Total Return            Income                Common stocks, investment grade bonds and short-term
                             [Capital Appreciation + Income]               instruments
___________________________________________________________________________________________________________________________________

IAI Bond Fund                Income                  Capital Preservation  Investment grade bonds
___________________________________________________________________________________________________________________________________

IAI Minnesota Tax Free Fund  Tax-free Income         Capital Preservation  Investment grade municipal bonds
(formerly IAI Tax Free Fund) [Exempt from Federal and Minnesota State Income Taxes]
___________________________________________________________________________________________________________________________________

IAI Government Fund          Income                  Capital Preservation  U.S. Government securities
___________________________________________________________________________________________________________________________________

IAI Reserve Fund             Stability/Liquidity     Income                The portfolio has a maximum average maturity of 25
                                                                           months, investing primarily in investment grade bonds
___________________________________________________________________________________________________________________________________

IAI Money Market Fund        Stability/Liquidity     Income                The portfolio's average dollar-weighted maturity is
                                                                           less than 90 days, investing in high quality, money
                                                                           market securities
___________________________________________________________________________________________________________________________________


26
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

                              IAI Securities, Inc.



                           Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700



                          Norwest Bank Minnesota, N.A.
                              Sixth and Marquette
                             Minneapolis, MN 55479



                           Dorsey & Whitney P.L.L.P.
                             220 South Sixth Street
                             Minneapolis, MN 55402



                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                             Minneapolis, MN 55402



                                Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                               J. Peter Thompson
                               Charles H. Withers

                                  [IAI LOGO]

                                 MUTUAL FUNDS

                           Investment Advisers, Inc.
 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440-0357 USA fax
                                  612.376.2737

                                  800.945.3863
                                  612.376.2700